UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 13, 2022

American Well Corporation

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-39515	20-5009396
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

75 State Street 26th Floor
Boston, Massachusetts		02109
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: 617 204-3500

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock, $0.01 Par Value	AMWL	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07 Submission of Matters to a Vote of Security Holders.

The 2022 annual meeting of stockholders (the “Annual Meeting”) of American Well Corporation (the “Company”) was held on June 13, 2022. The Company previously filed with the Securities and Exchange Commission a definitive proxy statement and related materials pertaining to the Annual Meeting, which describe in detail each of the three proposals submitted to stockholders at the Annual Meeting. The final results for the votes regarding each proposal are set forth below.

Proposal 1 — Election of Directors

The stockholders of the Company elected each of the following Class II director nominees proposed by the Company’s Board of Directors to serve until the 2025 annual meeting of stockholders of the Company or until their respective successors have been duly elected and qualified. The voting results for each director nominee are as follows:

Name	For	Withheld	Broker Non-Votes
Deval Patrick	321,513,775	20,835,167	26,676,138
Stephen Schlegel	315,996,822	26,352,120	26,676,138
Dr. Delos (Toby) Cosgrove	330,302,852	12,046,090	26,676,138

Proposal 2 — Ratifying the Appointment of the Independent Registered Public Accounting Firm

The stockholders of the Company ratified the appointment of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2022. The voting results are as follows:

For	Withheld	Broker Non-Votes
368,665,706	359,374	-

Proposal 3 — Approval of the Frequency of Future Advisory Votes on Named Executive Officer Compensation

The stockholders of the Company voted to recommend, by a non-binding advisory vote, on the frequency of future advisory votes on named executive officer compensation. The voting results are as follows:

1 Year	2 Years	3 Years	Abstain	Broker Non-Votes
341,617,252	127,731	378,018	225,941	26,676,138

The Company has decided, going forward, to include a non-binding advisory vote for the compensation of the Company’s named executive officers every year, consistent with the Company Board of Director’s recommendation to stockholders.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

AMERICAN WELL CORPORATION

Date:	June 15, 2022	By:	/s/ Bradford Gay
Bradford Gay Senior Vice President, General Counsel